ANCHOR PATHWAY FUND

                 Supplement to the Prospectus dated May 1, 2002

Under the heading "MORE INFORMATION ABOUT THE SERIES - INVESTMENT STRATEGIES" on page 13 of the Prospectus, language in the chart is amended as follows:

                                                  GROWTH

In what other                   o    Foreign securities (up to 15% outside
types of                             the U.S. and Canada and not in the S&P 500)
investments may
the Series
SIGNIFICANTLY
invest?




Under the heading "MORE INFORMATION ABOUT THE SERIES - INVESTMENT STRATEGIES" on page 14 of the Prospectus, language in the chart is amended as follows:


                                             HIGH-YIELD BOND

In what other                   o    Foreign securities
types of                             (up to 25%)
investments may                 o    Equity securities
the Series                           (up to 15%)
SIGNIFICANTLY
invest?




Dated:  June 27, 2002